1
Security Purchased
Comparison Security
Comparison Security

Issuer
AES CORPORATION
SOUTHERN NATURAL GAS
EL PASO ENERGY PARTNERS
Underwriters
Citigroup, Bank of Toyko, Credit Lyonnais, DBSI, Societe General, UBS
Warburg
CSFB, Salomon, ABN, BofA, BNP Paribas, JP Morgan
Goldman, JP Morgan, UBS Warburg, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
AES 8.75, 5/15/2013
EP 8.875%, 3/15/2010
EPN 8.5%, 6/1/2010
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/01/2003
02/28/2003
03/19/2003
Total dollar amount of offering sold to QIBs
 $1,200,000,000
 $400,000,000
 $300,000,000
Total dollar amount of any concurrent public offering
 $-
 $-
 $-
Total
 $1,200,000,000
 $400,000,000
 $300,000,000
Public offering price
 $100.00
 $98.72
 $100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.25%
2.50%
2.00%
















Rating
B2/B+
B1/B+
B1/BB-/*-
Current yield
8.75%
8.99%
8.50%








Fund Specific Information








Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Portfolio
Chicago
 $                                        865,000.00
 $                              865,000.00
0.07%
-2.56%
0.40%
05/19/2003
SVS II Fixed Income Portfolio
Chicago
 $                                          50,000.00
 $                                50,000.00
0.00%
-2.56%
1.43%
05/19/2003
SVS II Total Return Fund
Chicago
 $                                          50,000.00
 $                                50,000.00
0.00%
-2.56%
1.16%
05/19/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                                          95,000.00
 $                                95,000.00
0.01%
-2.56%
1.61%
05/19/2003
Total

 $                                     1,060,000.00
 $                           1,060,000.00
0.09%




2
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
AES CORPORATION
SOUTHERN NATURAL GAS
EL PASO ENERGY PARTNERS
Underwriters
Citigroup, Bank of Toyko, Credit Lyonnais, DBSI, Lehman, Societe
General, UBS Warburg
CSFB, Salomon, ABN, BofA, BNP Paribas, JP Morgan
Goldman, JP Morgan, UBS Warburg, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
AES 9%, 5/15/2015
EP 8.875%, 3/15/2010
EPN 8.5%, 6/1/2010
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/01/2003
02/28/2003
03/19/2003
Total dollar amount of offering sold to QIBs
 $
600,000,000
 $
400,000,000
 $
300,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $                                                          600,000,000
 $
400,000,000
 $
300,000,000
Public offering price
 $
100.00
 $
98.72
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.25%
2.50%
2.00%
















Rating
B2/B+
B1/B+
B1/BB-/*-
Current yield
9.00%
8.99%
8.50%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Portfolio
Chicago
 $                 440,000.00
 $                 444,000.00
0.07%
6.00%
3.21%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    50,000.00
 $                    50,000.00
0.01%
6.00%
2.41%
06/30/2003
Total

 $                 490,000.00
 $                 494,000.00
0.08%




3.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
ALLIED WASTE NORTH AMERICA
KANSAS CITY SOUTHERN
CASCADES, INC
Underwriters
CSFB, DBSI, JP Morgan, Banc One, BNP Paribas, Credit Lyonnais,
Fleet, Scotia, UBS Warburg, Wachovia
Morgan Stanley, Banc One, DBSI, JP Morgan, Scotia
Salomon, Scotia, BMO Nesbitt, BNP Paribas, CIBC, Comercia, NBC
Capital Mkts, Societe General, TD Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
AW 7.875%, 4/15/2013
KSU 7.5%, 6/15/2009
CASCN 7.25%, 2/15/2013
Is the affiliate a manager or co-manager of offering?
Joint lead
Co-manager
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
04/04/2003
06/05/2002
01/31/2003
Total dollar amount of offering sold to QIBs
 $
-
 $
200,000,000
 $
450,000,000
Total dollar amount of any concurrent public offering
 $
450,000,000
 $
-
 $
-
Total
 $
450,000,000
 $
200,000,000
 $
450,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.75%
1.75%
1.75%
















Rating
Ba3/BB-
Ba2/BB-
Ba1/BB+
Current yield
7.88%
7.50%
7.25%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 495,000.00
 $                 495,000.00
0.11%
1.16%
3.89%
05/27/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
6.53%
3.16%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    60,000.00
 $                    60,000.00
0.01%
6.53%
4.27%
06/30/2003
Total

 $                 605,000.00
 $                 605,000.00
0.13%




4.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
ALLSTATE CORP.
METLIFE INC.
ALLSTATE CORP.
Underwriters
Goldman, Merrill, DBSI
Merrill, Wachovia, BofA, Banc One, BNP Paribas, CSFB, DBSI,
Edward Jones, Fleet, Goldman, Guzman, JP Morgan, Lehman, Salomon
Banc One, UBS Warburg, BofA, Goldman, JP Morgan, Lehman,
Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
ALL 5.35%, 6/1/2033
MET 6.5%, 12/15/2032
ALL 6.125%, 12/15/2032
Is the affiliate a manager or co-manager of offering?
Co-manager
Co-manager
N/A
Name of underwriter or dealer from which purchased
Goldman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/28/2003
12/03/2002
12/12/2002
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
400,000,000
 $
600,000,000
 $
250,000,000
Total
 $
400,000,000
 $
600,000,000
 $
250,000,000
Public offering price
 $
99.53
 $
99.20
 $
99.66
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.88%
0.88%
0.88%
















Rating
A1/A+
A2/A
NA/A+
Current yield
5.38%
6.55%
6.15%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Board Funds







SVS II Investment Grade Bond
Portfolio
Chicago
 $              1,805,000.00
 $              1,796,444.00
0.45%
-1.35%
0.33%
06/30/2003
Total

 $              1,805,000.00
 $              1,796,444.00
0.45%




5.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
BALLY TOTAL FITNESS HLDG
TRUMP HOLDINGS & FUNDING
WYNN LAS VEGAS LLC/CORP
Underwriters
DBSI, JPM
CSFB, DBSI, UBS, Jeffries
BofA, Bear, DBSI, Dresdner, Fleet, Jeffries, Scotia, SG Cowen
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
BFT 10.5%, 7/15/2011
DJT 11.625%, 3/15/2010
WYNN 12%, 11/1/2010
Is the affiliate a manager or co-manager of offering?
Joint lead
Joint lead
Joint lead
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/26/2003
03/13/2003
10/25/2002
Total dollar amount of offering sold to QIBs
 $
200,000,000
 $
425,000,000
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
370,000,000
Total
 $
200,000,000
 $
425,000,000
 $
370,000,000
Public offering price
 $
100.00
 $
94.83
 $
92.79
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.50%
2.75%
2.74%
















Rating
B2/B
B3/B-
B3/CCC+
Current yield
10.50%
12.26%
12.93%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 140,000.00
 $                 140,000.00
0.07%
0.37%
0.00%
06/30/2003
Total

 $                 140,000.00
 $                 140,000.00
0.07%




6.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
BENFIELD GROUP LTD.
UNUMPROVIDENT CORP.
AXIS CAPITAL HOLDINGS LTD.
Underwriters
Merrill, Morgan Stanley, DBAG, Fox-Pitt Kelton, Merrill
Goldman Sachs, BofA, Morgan Stanley, DBSI, Merrill, SunTrust
Citigroup, Morgan Stanley, CSFB, JPM, Merrill, Dowling & Partners,
Fox-Pitt Kelton
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
BFD LN
UNM US
AXS US
Is the affiliate a manager or co-manager of offering?
Co-lead
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/13/2003
05/01/2003
06/30/2003
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total Offering
 $
156,966,000
 $
500,032,500
 $
473,000,000
Public offering price
 $
4.18
 $
10.88
 $
22.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
 $
0.1568
 $
0.516
 $
1.32
























Fund Specific Information







Board
Shares Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Global Discovery Fund
Boston
124,600.00
 $                 520,828.00
0.33%
12.80%
-1.67%
06/30/2003
Total

124,600.00
 $                 520,828.00
0.33%




7.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
COMCAST CORP.
COMCAST CORP.
COMCAST CORP.
Underwriters
BofA, Barclays, DBSI
JP Morgan, Merrill, Morgan Stanley, ABN, BofA, Banc One, Bk of NY, Barclays, BNP Paribas, DBSI, Dresdner, Fleet, Goldman, RBC, Salomon, Scotia
JP Morgan, Merrill, Morgan Stanley, BofA, Salomon, ABN, Banc One, Barclays, BNP Paribas, BNY Capital Mkts, DBSI, Desdner, Fleet, Goldman, RBC, Scotia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
CMCSA 5.3%, 1/15/2014
CMCSA 7.05%, 3/15/2033
CMCSA 5.85%, 1/15/2010
Is the affiliate a manager or co-manager of offering?
Joint lead
Co-manager
Co-manager
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/12/2003
03/12/2003
01/07/2003
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $                                                       1,000,000,000
 $
750,000,000
 $
600,000,000
Total
 $                                                       1,000,000,000
 $
750,000,000
 $
600,000,000
Public offering price
 $
99.83
 $
99.52
 $
99.86
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.65%
0.88%
0.63%
















Rating
Baa3/BBB
Baa3/BBB
Baa3/BBB
Current yield
5.31%
7.08%
5.86%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Balanced Fund
Boston
 $              1,600,000.00
 $              1,597,312.00
0.16%
4.64%
2.59%
06/04/2003
SVS I Balanced Fund
Boston
 $                 320,000.00
 $                 319,462.00
0.03%
4.64%
2.75%
06/04/2003
SVS I Bond Portfolio
Boston
 $              1,535,000.00
 $              1,532,421.00
0.15%
5.03%
1.15%
06/05/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $              1,180,000.00
 $              1,178,018.00
0.12%
4.64%
1.25%
06/04/2003
SVS II Total Return Portfolio
Chicago
 $                 990,000.00
 $                 988,337.00
0.10%
4.64%
2.64%
06/04/2003
Total

 $              5,625,000.00
 $              5,615,550.00
0.56%




8.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
CORP ANDINA DE FOMENTO
UNITED MEXICAN STATES
REPUBLIC OF CHILE
Underwriters
Merrill, CSFB, DBSI, Goldman
JP Morgan, UBS Warburg, Bear Stearns, DBSI, Lehman
DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
CAF 5.25%, 5/21/2013
MEX 6.375%, 1/16/2013
CHILE 5.5%, 1/15/2013
Is the affiliate a manager or co-manager of offering?
Co-manager
Co-manager
Joint lead
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/14/2003
01/09/2003
01/08/2003
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
500,000,000
 $                                                       2,000,000,000
 $                                                       1,000,000,000
Total
 $
500,000,000
 $                                                       2,000,000,000
 $                                                       1,000,000,000
Public offering price
 $
99.58
 $
98.09
 $
99.09
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.40%
0.40%
0.28%
















Rating
A2/A
Baa2/BBB-
Baa1/A-
Current yield
5.22%
6.50%
5.55%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $              1,140,000.00
 $              1,135,258.00
0.23%
4.69%
1.50%
06/11/2003
Total

 $              1,140,000.00
 $              1,135,258.00
0.23%




9.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
CORRECTIONS CORP. OF AMERICA
US STEEL CORP.
WILLIAM LYONS HOMES
Underwriters
Lehman, BB&T, DBSI, First Analysis, Jefferies, Morgan Joseph, SG
Cowen, Southtrust, UBS Warburg
Goldman, JPM, Bk of NY, Lehman, PNC, RBS, Scotia
UBS, Salomon
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
CXW 7.5%, 5/1/2011
USX 9.75%, 5/15/2010
WLS 10.75%, 4/1/2013
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/02/2003
05/14/2003
03/12/2003
Total dollar amount of offering sold to QIBs
 $
250,000,000
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
450,000,000
 $
250,000,000
Total
 $
250,000,000
 $
450,000,000
 $
250,000,000
Public offering price
 $
100.00
 $
100.00
 $
98.49
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.25%
2.00%
2.75%
















Rating
B1/B
B1/BB-
B3/B-
Current yield
7.50%
9.75%
10.91%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 600,000.00
 $                 600,000.00
0.24%
5.73%
2.94%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.02%
6.63%
2.53%
06/19/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    65,000.00
 $                    65,000.00
0.03%
5.73%
2.46%
06/30/2003
Total

 $                 715,000.00
 $                 715,000.00
0.29%




10
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
DAN RIVER INC.
WILLIAM LYON HOMES
SHAW GROUP INC.
Underwriters
DBSI, Fleet Wachovia
UBS, Salomon
CSFB, UBS, BMO Nesbitt, Burns, BNP Paribas, Credit Lyonnais, US
Bancorp
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
DRF 12.75%, 4/15/2009
WLS 10.75%, 4/1/2013
SGR 10.75%, 3/15/2010
Is the affiliate a manager or co-manager of offering?
Lead manager
N/A
N/A
Name of underwriter or dealer from which purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
04/01/2003
03/12/2003
03/12/2003
Total dollar amount of offering sold to QIBs
 $
157,000,000
 $
-
 $
253,029,000
Total dollar amount of any concurrent public offering
 $
-
 $
250,000,000
 $
253,029,000
Total
 $
157,000,000
 $
250,000,000
 $
506,058,000
Public offering price
 $
95.04
 $
98.49
 $
99.80
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.75%
2.75%
2.75%
















Rating
B3/B-
B3/B-
Ba2/BB
Current yield
13.42%
10.91%
10.88%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 350,000.00
 $                 332,623.00
0.22%
-1.94%
8.29%
06/30/2003
Total

 $                 350,000.00
 $                 332,623.00
0.22%




11.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
DAYTON SUPERIOR CORP.
WILLIAM LYON HOMES
SHAW GROUP INC.
Underwriters
DBSI, Morgan Stanley, Merrill
UBS, Salomon
CSFB, UBS, BMO Nesbitt, BNP Paribas, Credit Lyonnais, US Bancorp
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
DSD 10.75%, 9/15/2008
WLS 10.75%, 4/1/2013
SGR 10.75%, 3/15/2010
Is the affiliate a manager or co-manager of offering?
Joint lead
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/03/2003
03/12/2003
03/12/2003
Total dollar amount of offering sold to QIBs
 $
165,000,000
 $
-
 $
253,029,000
Total dollar amount of any concurrent public offering
 $
-
 $
250,000,000
 $
-
Total
 $
165,000,000
 $
253,029,000
 $
250,000,000
Public offering price
 $
98.09
 $
98.49
 $
98.80
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
2.75%
2.75%
















Rating
B3/B+
B3/B-
Ba2/BB
Current yield
10.96%
10.91%
10.88%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Portfolio
Chicago
 $                 845,000.00
 $                 828,844.00
0.51%
1.75%
-0.51%
06/30/2003
Total

 $                 845,000.00
 $                 828,844.00
0.51%




12.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
EL PASO PRODUCTION HLDG
CITGO PETROLEUM CORP.
SOUTHERN NATURAL GAS
Underwriters
Citigroup, CSFB, BofA, DBSI, Lehman, Scotia
CSFB, JP Morgan, BNP Paribas, BNY Capital, Mizuho, SG Cowen,
SunTrust
CSFB, Salomon, ABN, BofA, BNP Paribas, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
EP 7.75%, 6/1/2013
CITPET 11.375%, 2/1/2011
EP 8.875%, 3/15/2010
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/20/2003
02/20/2003
02/28/2003
Total dollar amount of offering sold to QIBs
 $                                                       1,200,000,000
 $
550,000,000
 $
400,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $                                                       1,200,000,000
 $
550,000,000
 $
400,000,000
Public offering price
 $
100.00
 $
99.38
 $
98.72
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.50%
2.13%
2.50%
















Rating
B2/B+
Ba3/BB-
B1/B+
Current yield
7.75%
11.45%
8.99%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                    50,000.00
 $                    50,000.00
0.004%
0.63%
0.14%
06/30/2003
Chicago Funds







SVS II High Income Portfolio
Chicago
 $              1,340,000.00
 $              1,340,000.00
0.11%
0.63%
2.94%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.004%
0.63%
0.17%
06/30/2003
SVS II Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.004%
0.63%
2.98%
06/30/2003
Montgomery Street







Montgomery Street Income
Securities
Montgomery Street
 $                 110,000.00
 $                 110,000.00
0.01%
0.63%
0.59%
06/30/2003
Total

 $              1,600,000.00
 $              1,600,000.00
0.13%




13.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
ENTERGY GULF STATES
OHIO EDISON
CENTERPOINT ENERGY HOUSTON
Underwriters
DBSI, BNP Paribas, Lehman, Banc One
Barclays, Citigroup, Fleet, PNC, RBS
CSFB, DBSI, Salomon, ABN, Banc One, Barclays, JPM, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
ETR 6.2%, 7/1/2033
FE 5.45%, 5/1/2015
CNP 5.7%, 3/15/2013
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
Joint lead
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/24/2003
04/15/2003
03/13/2003
Total dollar amount of offering sold to QIBs
 $
240,000,000
 $
150,000,000
 $
450,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
240,000,000
 $
150,000,000
 $
450,000,000
Public offering price
 $
99.50
 $
99.95
 $
99.63
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.88%
0.68%
0.65%
















Rating
Baa3/BB-
Baa2/BBB-
Baa2/BBB
Current yield
6.23%
5.45%
5.72%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $              2,000,000.00
 $              1,990,000.00
0.83%
-2.20%
-0.87%
06/30/2003
Total

 $              2,000,000.00
 $              1,990,000.00
0.83%




14.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
FLEXTRONICS INTL LTD
UNISYS CORP
AVAYA INC.
Underwriters
Citigroup, CSFB, Goldman, DBSI, Lehman
BofA, Salomon, Bear Stearns, BNP Paribas, DBSI, HSBC, PNC, Royal
Bank of Canada, Wachovia
Citigroup, CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
FLEX 6.5%, 5/15/2003
UIS 6.875%, 3/15/2010
AV 11.125%, 4/1/2009
Is the affiliate a manager or co-manager of offering?
Co-manager
Co-manager
N/A
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/05/2003
03/12/2003
03/22/2002
Total dollar amount of offering sold to QIBs
 $
400,000,000
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
300,000,000
 $
640,000,000
Total
 $
400,000,000
 $
300,000,000
 $
640,000,000
Public offering price
 $
100.00
 $
99.32
 $
98.81
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.50%
1.50%
2.25%
















Rating
Ba2/BB-
Ba1/BB+
B2/B+
Current yield
6.50%
6.92%
11.26%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                    55,000.00
 $                    55,000.00
0.01%
-2.74%
1.89%
06/30/2003
Chicago Funds







SVS II High Income Fund
Chicago
 $                 815,000.00
 $                 815,000.00
0.20%
-2.74%
2.66%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    90,000.00
 $                    90,000.00
0.02%
-2.74%
1.85%
06/30/2003
SVS II Total Return Fund
Chicago
 $                    70,000.00
 $                    70,000.00
0.02%
-2.74%
3.36%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                 220,000.00
 $                 220,000.00
0.06%
-2.74%
2.31%
06/30/2003
Total

 $              1,250,000.00
 $              1,250,000.00
0.31%




15.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GENERAL MOTORS
THOMAS & BETTS CORP.
HCC INSURANCE HOLDINGS
Underwriters
BofA, Citigroup, JPM, Merrill, Morgan Stanley, UBS, DBSI, ABN,
BNP
BofA, CSFB, Wachovia
Salomon, Advest, Raymond James, Wells Fargo, William Blair
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
GM 6.25%  7/15/2033
TNB 7.25%, 6/1/2013
HCC 1.3%, 4/1/2023
Is the affiliate a manager or co-manager of offering?
Co-manager
n/a
n/a
Name of underwriter or dealer from which purchased
Morgan Stanley
n/a
n/a
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/26/2003
05/21/2003
3/25/82003
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
160,000,000
 $
125,000,000
 $
125,000,000
Total
 $
160,000,000
 $
125,000,000
 $
125,000,000
Public offering price
 $
25.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.75%
1.30%
2.25%
















Rating
Baa1/BBB
Ba1/BBB-
N/A/A
Current yield
25.00%
7.25%
1.30%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                         550.00
 $                         138.00
0.00%
-1.11%
0.14%
06/30/2003
Chicago Funds







SVS II High Income Portfolio
Chicago
 $                    21,975.00
 $                      5,494.00
0.00%
-1.11%
0.00%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                         850.00
 $                         213.00
0.00%
-1.11%
0.08%
06/30/2003
SVS II Total Return Fund
Chicago
 $                         725.00
 $                         181.00
0.00%
-1.11%
-0.51%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                 140,000.00
 $                 138,883.00
0.09%
-1.11%
0.10%
06/30/2003
Total

 $                 164,100.00
 $                 144,909.00
0.09%




16.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GENERAL MOTORS
John Deere Capital Corp.
MAYTAG CORP.
Underwriters
BofA, Citigroup, Goldman, DBSI, JPM, Merrill, Morgan Stanley, BNP, CSFB, SoGen, CIBC
Bofa, CSFB, DBSI
UBS, Salomon
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
GM 8.25%  7/15/2023
DE 5.1%, 1/15/2013
myg 5%, 5/15/2015
Is the affiliate a manager or co-manager of offering?
Co-manager
Joint Lead
Co-Manager
Name of underwriter or dealer from which purchased
Salomon
n/a
n/a
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/26/2003
01/07/2003
05/09/2003
Total dollar amount of offering sold to QIBs
 $-
 $-
 $-
Total dollar amount of any concurrent public offering
 $1,250,000,000
 $650,000,000
 $200,000,000
Total
 $1,250,000,000
 $650,000,000
 $200,000,000
Public offering price
 $99.20
 $99.84
 $99.35
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.75%
0.45%
0.63%
















Rating
Baa1/BBB
A3/A-
Baa2/BBB
Current yield
8.32%
5.11%
5.03%








Fund Specific Information








Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                        765,000.00
 $                 758,895.00
0.06%
0.83%
0.14%
06/30/2003
Scudder Balanced Fund
Boston
 $                        585,000.00
 $                 580,320.00
0.05%
0.83%
-0.51%
06/30/2003
SVS I Balanced Fund
Boston
 $                           90,000.00
 $                    89,282.00
0.01%
0.83%
-0.48%
06/30/2003
Chicago Funds







SVS II High Income Portfolio
Chicago
 $                        138,000.00
 $              1,368,988.00
0.11%
0.83%
0.00%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                        860,000.00
 $                 853,137.00
0.07%
0.83%
0.08%
06/30/2003
SVS II Total Return Fund
Chicago
 $                        490,000.00
 $                 486,090.00
0.04%
0.83%
-0.51%
06/30/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                        140,000.00
 $                 138,883.00
0.01%
0.83%
0.10%
06/30/2003
Total

 $                     3,068,000.00
 $              4,275,595.00
0.34%




17.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GENERAL MOTORS
BOEING CO.
WEYERHAUSER CO.
Underwriters
BofA, Citigroup, Goldman, DBSI, JPM, Merrill, Morgan Stanley, BNP, CSFB, SoGen, CIBC
CSFB, DBSI, JP Morgan
JP Mortan, Morgan Stanley, BofA, CIBC, DBSI, PNC, RBC, Salomon,
Scotia, TD Securities, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
GM 8.375%  7/15/2033
BA 6.125%, 2/15/2033
WY 6.875% 12/15/2033
Is the affiliate a manager or co-manager of offering?
Co-manager
Joint Lead
Co-Manager
Name of underwriter or dealer from which purchased
Merrill
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/26/2003
02/06/2003
12/12/2002
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
400,000,000
 $
275,000,000
Total
 $                                                       3,000,000,000
 $
400,000,000
 $
275,000,000
Public offering price
 $
98.62
 $
98.14
 $
99.77
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.75%
0.88%
0.88%
















Rating
Baa1/BBB
A2/A+
Baa2/BBB
Current yield
8.49%
6.24%
6.89%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Balanced Fund
Boston
 $              1,460,000.00
 $              1,439,896.00
0.05%
-0.43%
-0.51%
06/30/2003
SVS I Balanced Fund
Boston
 $                 240,000.00
 $                 236,695.00
0.01%
-0.43%
-0.48%
06/30/2003
SVS I Bond Portfolio
Boston
 $              1,795,000.00
 $              1,770,283.00
0.06%
-0.43%
0.14%
06/30/2003
Chicago Funds







SVS II Total Return Fund
Chicago
 $              1,105,000.00
 $              1,089,784.00
0.04%
-0.43%
-0.51%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $              2,015,000.00
 $              1,987,253.00
0.07%
-0.43%
0.08%
06/30/2003
SVS II High Income Fund
Chicago
 $                 450,000.00
 $                 443,804.00
0.02%
-0.43%
0.00%
06/30/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                    50,000.00
 $                    49,312.00
0.002%
-0.43%
0.10%
06/30/2003
Total

 $              7,115,000.00
 $              7,017,027.00
0.24%




18.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GEORGIA-PACIFIC CORPORATION
JEFFERSON SMURFIT CORPORATION
GEORGIA-PACIFIC CORPORATION
Underwriters
BofA, Citigroup, Goldman, UBS Warburg, DBSI, JP Morgan, Merrill, Morgan Stanley, Banc One, Bank of Tokyo, Mitsubishi, BNP Paribas, Commerzbank, Sumitomo Bank, Sun Trust, TD Securities
Morgan Stanley, BofA, DBSI, JP Morgan, Salomon, BNY, Scotia, SG
Cowen
BofA, Goldman, Banc One, Bank of Tokyo, Mitsubishi, DBSI, JP Morgan, Merrill, Morgan Stanley, Salomon, Sumitomo, Suntrust, TD Securities, UBS Warburg
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
GP 7.375%, 7/15/2008
SSCC 8.25%, 10/1/2012
GP 8.875%, 2/1/2010
Is the affiliate a manager or co-manager of offering?
Joint lead
Joint lead
Co-manager
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/21/2003
09/10/2002
01/23/2003
Total dollar amount of offering sold to QIBs
 $
350,000,000
 $
700,000,000
 $
700,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
350,000,000
 $
700,000,000
 $
700,000,000
Public offering price
 $
100.00
 $
100.00
 $
99.36
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.50%
1.50%
2.13%
















Rating
Ba2/BB+
B2/B
Ba2/BB+
Current yield
7.38%
8.25%
8.93%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 935,000.00
 $                 935,000.00
0.27%
2.32%
3.07%
06/30/2003
Total

 $                 935,000.00
 $                 935,000.00
0.27%




19.
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GEORGIA-PACIFIC CORPORATION
JEFFERSON SMURFIT CORPORATION
GEORGIA-PACIFIC CORPORATION
Underwriters
BofA, Citigroup, Goldman, UBS Warburg, DBSI, JP Morgan, Merrill, Morgan Stanley, Banc One, Bank of Tokyo, Mitsubishi, BNP Paribas, Commerzbank, Sumitomo Bank, Sun Trust, TD Securities
Morgan Stanley, BofA, DBSI, JP Morgan, Salomon, BNY, Scotia, SG
Cowen
BofA, Goldman, Banc One, Bank of Tokyo, Mitsubishi, DBSI, JP Morgan, Merrill, Morgan Stanley, Salomon, Sumitomo Bank, Suntrust, TD Securities, UBS Warburg
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
GP 8%, 1/15/2014
SSCC 8.25%, 10/1/2012
GP 8.875%, 2/1/2010
Is the affiliate a manager or co-manager of offering?
Joint lead
Joint lead
Co-manager
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/21/2003
09/10/2002
01/23/2003
Total dollar amount of offering sold to QIBs
 $
150,000,000
 $
700,000,000
 $
700,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
150,000,000
 $
700,000,000
 $
700,000,000
Public offering price
 $
100.00
 $
100.00
 $
99.36
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.50%
1.50%
2.13%
















Rating
Ba2/BB+
B2/B
Ba2/BB+
Current yield
8.00%
8.25%
8.93%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Portfolio
Chicago
 $              1,395,000.00
 $              1,395,000.00
0.93%
2.76%
3.07%
06/30/2003
Total

 $              1,395,000.00
 $              1,395,000.00
0.93%




20
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
GRAHAM PACKAGING
ANCHOR GLASS CONTAINER
PLIANT CORP
Underwriters
DBSI, Citigroup
BofA, CSFB, DBSI
JP Morgan, DBSI, CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
GRAHAM 8.75%, 1/15/2008
AGCC 11%, 2/15/2013
PLIANT 11.125%, 9/1/2009
Is the affiliate a manager or co-manager of offering?
Lead manager
Joint lead / Manager
Co-manager
Name of underwriter or dealer from which purchased
Salomon
N/A
JP Morgan
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/22/2003
01/31/2003
05/22/2003
Total dollar amount of offering sold to QIBs
 $
100,000,000
 $
300,000,000
 $
250,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
100,000,000
 $
300,000,000
 $
250,000,000
Public offering price
 $
99.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.75%
2.75%
2.50%
















Rating
Caa1/CCC+
B2/B+
B3/B-
Current yield
8.84%
11.00%
11.13%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 460,000.00
 $                 455,405.00
0.46%
1.46%
3.07%
06/30/2003
Total

 $                 460,000.00
 $                 455,405.00
0.46%




21
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
HARTFORD FINANCIAL SERVICES GROUP
CHUBB CORP.
ERIE INDEMNITY COMPANY
Underwriters
Goldman, Citigroup, Merrill, AG Edwards, BofA, DBSI, Edward Jones, JP Morgan, Morgan Stanley, UBS Warburg, Wachovia, Wells Fargo
Citigroup, Goldman, Merrill, Bear Stearns, CSFB, DBSI, Morgan
Stanley, Wachovia
Goldman, CSFB, Advest, Cochran Caronia, Legg Mason
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
HIG US
CB US
ERIE US
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/20/2003
06/18/2003
01/29/2003
Total Offering
 $                                                       1,100,010,000
 $
803,250,000
 $
103,500,000
Public offering price
 $
45.50
 $
59.50
 $
34.50
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
 $
1.46
 $
2.38
 $
1.81
























Fund Specific Information







Board
Shares Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Growth and Income Portfolio
Boston
                         3,800.00
 $                 172,900.00
0.016%
12.30%
5.09%
06/30/2003
Total

                         3,800.00
 $                 172,900.00
0.02%




22
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
HUNTSMAN ADV MATERIALS
ETHYL CORPORATION
INCO LTD
Underwriters
DBSI, UBS
CSFB, SunTrust, UBS
Morgan Stanley, Salomon, Bank of Montreal, Bank of Nova Scotia,
CSFB, JP Morgan, Merrill, RBC
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
HUNADV 11%, 7/15/2010
EY 8.875%, 5/1/2010
N 3.5%, 3/14/2052
Is the affiliate a manager or co-manager of offering?
Lead manager
N/A
N/A
Name of underwriter or dealer from which purchased
Warburg
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/23/2003
04/15/2003
03/04/2003
Total dollar amount of offering sold to QIBs
 $
250,000,000
 $
150,000,000
 $
220,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
220,000,000
Total
 $
250,000,000
 $
150,000,000
 $
250,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.75%
2.75%
2.50%
















Rating
B2/B
B2/B
Ba1/BB+
Current yield
11.00%
8.88%
3.50%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 190,000.00
 $                 190,000.00
0.08%
4.21%
0.00%
06/30/2003
Total

 $                 190,000.00
 $                 190,000.00
0.08%




23
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
HUNTSMAN INTL LLC
INCO LTD
CITGO PETROLEUM CORP.
Underwriters
DBSI, CIBC, CSFB, UBS
Morgan Stanley, Salomon, Bk of Montreal, Bk of Nova Scotia, CSFB,
JP Morgan, Merrill, RBC
CSFB, JP Morgan, BNP Paribas, BNY Capital Markets, Mizuho, SG
Cowen, Suntrust
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
HUNTSM 8.875%, 3/1/2009
N 3.5%, 3/14/2052
CITPET 11.375%, 2/1/2011
Is the affiliate a manager or co-manager of offering?
Lead manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
04/03/2003
03/04/2003
02/20/2003
Total dollar amount of offering sold to QIBs
 $
150,000,000
 $
220,000,000
 $
550,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
150,000,000
 $
220,000,000
 $
550,000,000
Public offering price
 $
105.25
 $
100.00
 $
99.38
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.00%
2.50%
2.13%
















Rating
B3/B
Ba1/BB+
Ba3/B+/*
Current yield
9.38%
3.50%
11.45%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 260,000.00
 $                 273,650.00
0.17%
6.14%
0.28%
04/08/2003
Total

 $                 260,000.00
 $                 273,650.00
0.17%




24
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
JLG INDUSTRIES INC
TRW AUTOMOTIVE INC
WESTPORT RESOURCES CORP
Underwriters
CSFB, DBSI, Banc One, BMO Nesbitt, Credit Lyonnais, National City,
Suntrust
BofA, CSFB, DBSI, JP Morgan, Lehman, Scotia, Suntrust, TD
Securties
CSFB, JP Morgan, Lehman, Fleet, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
JLG 8.25%, 5/1/2008
TRWAUT 9.375%, 2/15/2013
WRC 8.25%, 11/1/2011
Is the affiliate a manager or co-manager of offering?
Co-lead
Joint lead
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
04/30/2003
02/06/2003
12/11/2002
Total dollar amount of offering sold to QIBs
 $
125,000,000
 $
925,000,000
 $
300,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
125,000,000
 $
925,000,000
 $
300,000,000
Public offering price
 $
100.00
 $
100.00
 $
103.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.50%
2.50%
2.25%
















Rating
B1/BB-
B1/B+
Ba3/B+
Current yield
8.25%
9.38%
8.01%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 350,000.00
 $                 350,000.00
0.28%
0.09%
0.27%
05/01/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    50,000.00
 $                    50,000.00
0.04%
0.09%
0.05%
05/01/2003
Total

 $                 400,000.00
 $                 400,000.00
0.32%




25
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
LIN TELEVISION CORP.
ALBRITTON COMMUNICATIONS
GRAY TELEVISION INC.
Underwriters
Bear Stearns, DBSI, JP Morgan, Fleet, Morgan Stanley, Scotia
DBSI, Fleet
BofA, Wachovia, Allen & Co. DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
TVL 6.5%, 5/15/2013
ALLBRI 7.75%, 12/15/2012
GTNA 9.25%, 12/15/2011
Is the affiliate a manager or co-manager of offering?
Joint lead
Joint lead
Co-manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/05/2003
12/06/2002
09/05/2002
Total dollar amount of offering sold to QIBs
 $
200,000,000
 $
275,000,000
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
100,000,000
Total
 $
200,000,000
 $
275,000,000
 $
100,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.75%
1.50%
2.25%
















Rating
B2/B
B3/B-
B3/B-
Current yield
6.50%
7.75%
9.25%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 620,000.00
 $                 620,000.00
0.31%
0.76%
2.66%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    50,000.00
 $                    50,000.00
0.03%
0.76%
2.31%
06/30/2003
Total

 $                 670,000.00
 $                 670,000.00
0.34%




26
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
MOBILE MINI INC.
XEROX CORPORATION
D&b ACQUISITION SUB INC.
Underwriters
CIBC, DBSI, Fleet, JPM
Citigroup, DBSI, Goldman, JPM, Merrill, UBS, CSFB, PNC
DBSI, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
MINI 9.5%, 7/1/2013
XRX 7.625%, 6/15/2013
DAB 12.25% 7/15/2009
Is the affiliate a manager or co-manager of offering?
Joint lead
Joint lead
Joint lead
Name of underwriter or dealer from which purchased
Oppenheimer
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/23/2003
06/19/2003
06/28/2002
Total dollar amount of offering sold to QIBs
 $
150,000,000
 $
-
 $
155,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
550,000,000
 $
-
Total
 $
150,000,000
 $
550,000,000
 $
155,000,000
Public offering price
 $
100.00
 $
100.00
 $
96.62
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
2.13%
3.00%
















Rating
B2/BB-
B1/B+
B2/B
Current yield
9.50%
7.63%
12.68%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 185,000.00
 $                 185,000.00
0.12%
3.68%
0.00%
06/30/2003
Total

 $                 185,000.00
 $                 185,000.00
0.12%




27
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
NORAMPAC INC.
BALL CORP.
CASCADES INC.
Underwriters
CIBC, DBSI, BMO Nesbitt, BNP Paribas, Comerica, NBC Capital,
Scotia, SG Cowen, TD Securities, Tokyo-Mitsubishi
BofA, DBSI, Lehman, BancOne, BNP Paribas, Desdnder, Cobank,
McDonald Investments, SunTrust, Wells Fargo
Salomon, Scotia, BMO Nesbitt, BNP Paribas, CIBC, Comerica, NBC
Capital, Societe General, TD Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
NORMPC 6.75%, 6/1/2013
BLL 6.875%, 12/15/2012
CASCN 7.25%, 2/15/2013
Is the affiliate a manager or co-manager of offering?
Joint lead
Joint lead
N/A
Name of underwriter or dealer from which purchased
Oppenheimer
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/20/2003
12/05/2002
01/31/2003
Total dollar amount of offering sold to QIBs
 $
250,000,000
 $
300,000,000
 $
450,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
250,000,000
 $
300,000,000
 $
450,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.50%
1.50%
1.75%
















Rating
Ba2/BB+
Ba3/BB
Ba1/BB+
Current yield
6.75%
6.88%
7.25%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 180,000.00
 $                 180,000.00
0.07%
2.13%
-0.27%
05/27/2003
Total

 $                 180,000.00
 $                 180,000.00
0.07%




28
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
OFFSHORE LOGISTIC
CITGO PETROLEUM CORP.
SOUTHERN NATURAL GAS
Underwriters
CSFB, DBSI, Howard Weil, Jefferies, Johnson Rice, Robert W Baird
CSFB, JPM, BNP Paribas, BNY Capital, Mizuho, SG Cowen, SunTrust
CSFB, Salomon, ABN, BofA, BNP Paribas, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
OLG 6.125%, 6/15/2013
CITPET 11.375%, 2/1/2011
EP 8.875%, 3/15/2010
Is the affiliate a manager or co-manager of offering?
Joint lead
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/17/2003
02/20/2003
02/28/2003
Total dollar amount of offering sold to QIBs
 $
230,000,000
 $
550,000,000
 $
400,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
230,000,000
 $
550,000,000
 $
400,000,000
Public offering price
 $
100.00
 $
99.38
 $
98.72
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.13%
2.13%
2.50%
















Rating
Ba2/BB+
Ba3/BB-
B1/B+
Current yield
6.13%
11.45%
8.99%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 635,000.00
 $                 635,000.00
0.28%
1.37%
-0.26%
06/24/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.02%
2.30%
-0.33%
06/20/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    70,000.00
 $                    70,000.00
0.03%
1.37%
0.19%
06/24/2003
Total

 $                 755,000.00
 $                 755,000.00
0.33%




29
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
SLM CORP.
WELLS FARGO & CO.
GOLDMAN SACHS GROUP INC.
Underwriters
JP Morgan, Morgan Stanley, DBSI
Bear Stearns, CSFB, Banc One, Goldman, Morgan Stanley, Wells Fargo Goldman, DBSI, Bk of Toyko, BNP Paribas, JP Morgan, ING, Edward
Jones
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
SLMA 5%, 4/15/2015
WFC 5%,1/15/2014
GS 5.5%, 11/15/2014
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
Co-manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
04/07/2003
11/06/2002
11/07/2002
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
400,000,000
 $
850,000,000
 $                                                       1,000,000,000
Total
 $
400,000,000
 $
850,000,000
 $                                                       1,000,000,000
Public offering price
 $
99.35
 $
99.05
 $
99.88
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.48%
0.48%
0.48%
















Rating
A2/A
A
Aa3/A+
Current yield
5.03%
5.05%
5.51%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Balanced Fund
Boston
 $              1,840,000.00
 $              1,828,040.00
0.46%
2.15%
2.51%
05/01/2003
SVS I Balanced Fund
Boston
 $                 375,000.00
 $                 372,563.00
0.09%
2.15%
2.64%
05/01/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $              2,480,000.00
 $              2,463,880.00
0.62%
0.48%
0.34%
04/15/2003
Total

 $              4,695,000.00
 $              4,664,483.00
1.17%




30
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
IOS CAPITAL LLC
ROYAL CARRIBEAN CRUISES
SINCLAIR BROADCASTING GROUP
Underwriters
Lehman, BofA, DBSI, JPM, Wachovia, PNC
Citigroup, Goldman, BofA, CSFB, Morgan Stanley, Scoita, Wachovia
BofA, Salomon, Bear Stearns, BNP Paribas, DBSI, HSBC, PNC, Royal
Bank of Canada, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
IKN 7.25%, 6/30/2008
RCL 8%, 5/15/2010
UIS 6.875%, 3/15/2010
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
Co-manager
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/10/2003
05/06/2003
03/12/2003
Total dollar amount of offering sold to QIBs
 $
350,000,000
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
250,000,000
 $
300,000,000
Total
 $
350,000,000
 $
250,000,000
 $
300,000,000
Public offering price
 $
99.25
 $
99.34
 $
99.32
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.50%
1.38%
1.50%
















Rating
Ba1/*-/BBB-/*-
Ba2/BB+
Ba1/BB+
Current yield
7.30%
8.05%
6.92%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 625,000.00
 $                 620,313.00
0.18%
-1.11%
1.05%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    49,625.00
0.01%
-1.11%
-0.82%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    70,000.00
 $                    69,475.00
0.02%
-1.11%
-0.87%
06/30/2003
Total

 $                 745,000.00
 $                 739,413.00
0.21%




31
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
WORLDSPAN LP/WS FIN CORP.
AVAYA INC.
FAIRPOINT COMMUNICATIONS
Underwriters
DBSI, Lehman, Citigroup, JPM
Citigroup, CSFB
CSFB, Salomon, BofA, DBSI, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
WOLRDS  9.625%, 6/15/2011
AV 11.125%, 4/1/2009
MJDCOM 11.875%, 3/1/2010
Is the affiliate a manager or co-manager of offering?
Joint lead
N/A
Co-manager
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/24/2003
03/22/2002
03/03/2003
Total dollar amount of offering sold to QIBs
 $
280,000,000
 $
-
 $
225,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
640,000,000
 $
-
Total
 $
280,000,000
 $
640,000,000
 $
225,000,000
Public offering price
 $
100.00
 $
98.81
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
2.23%
3.50%
















Rating
B2/B-
B2/B+
B3/B
Current yield
9.63%
11.26%
11.88%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 635,000.00
 $                 635,000.00
0.23%
3.16%
0.13%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.02%
3.16%
-0.74%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    65,000.00
 $                    65,000.00
0.02%
3.16%
-0.87%
06/30/2003
Total

 $                 750,000.00
 $                 750,000.00
0.27%




32
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
PARK PLACE ENTERTAINMENT
HILTON HOTELS
SINCLAIR BROADCASTING GROUP
Underwriters
BofA, DBSI, Citigroup, JP Morgan, Scotia, Societe General, BNY
Capital, Commerzbank, CSFB, Fleet, Wachovia, Wells Fargo
DBSI, BofA, Bk of Nova Scotia, First Union, Wells Fargo, Morgan
Stanley, UBS Warburg, CSFB
DBSI, JP Morgan, Wachovia, UBS Warburg, BNP Paribas, Lehman
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
PPE 7%, 4/15/2013
HLT 7.625%, 12/1/2012
SBGI 8%, 3/15/2012
Is the affiliate a manager or co-manager of offering?
Joint lead
Co-manager
Co-manager
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
04/08/2003
11/09/2002
10/25/2002
Total dollar amount of offering sold to QIBs
 $
300,000,000
 $
-
 $
250,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
375,000,000
 $
-
Total
 $
300,000,000
 $
375,000,000
 $
250,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.50
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.65%
0.65%
1.00%
















Rating
Ba1/BBB-
Ba1/BBB-
B2/B
Current yield
7.00%
7.63%
7.96%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 420,000.00
 $                 420,000.00
0.14%
8.61%
7.08%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    50,000.00
 $                    50,000.00
0.02%
8.61%
4.17%
06/30/2003
Total

 $                 470,000.00
 $                 470,000.00
0.16%




33
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
PRUDENTIAL FINANCIAL INC.
PROTECTIVE LIFE CORP.
HARTFORD FINL SVCS GRP
Underwriters
BofA, Citigroup, JPM, Wachovia, DBSI, ABN, Lehnman, Goldman,
BNP Paribas, Fleet
Merrill, Morgan Stanley
BofA, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
PRU 4.5%, 7/15/2013
PL 4.3%, 6/1/2013
HIG 2.375%, 6/1/2006
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/30/2003
05/20/2003
05/19/2003
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
500,000,000
 $
250,000,000
 $
250,000,000
Total
 $
500,000,000
 $
250,000,000
 $
250,000,000
Public offering price
 $
99.83
 $
99.54
 $
99.88
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.63%
0.65%
0.45%
















Rating
A3/A-
A3/A
A3/A-
Current yield
4.51%
4.32%
2.38%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Balanced Fund
Boston
 $                 410,000.00
 $                 409,307.00
0.08%
N/A**
N/A**
06/30/2003
SVS I Bond Portfolio
Boston
 $              1,550,000.00
 $              1,547,381.00
0.31%
N/A**
N/A**
06/30/2003
Chicago Funds




N/A**
N/A**

SVS II Fixed Income Portfolio
Chicago
 $              1,930,000.00
 $              1,926,738.00
0.39%
N/A**
N/A**
06/30/2003
SVS II Total Return Fund
Chicago
 $              1,960,000.00
 $              1,945,280.00
0.39%
N/A**
N/A**
06/30/2003
Total

 $              5,850,000.00
 $              5,828,706.00
1.17%




34
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
QWEST
CROSS COUNTRY HEALTHCARE
BEAZER HOMES USA INC.
Underwriters
Merrill, CSFB, DBSI
GE Capital, Citigroup
BNP, Awchovia, SunTrust, PNC, Banc One, Comerica, Wash Mutual
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
Qwest Bank Debt LIBOR +475 BPS
6/30/2007
Cross Country Healthcare LIBOR +325 BPS
6/5/2008
Beazer Homes Bank Debt LIBOR +162.5 BPS
6/2/2007
Is the affiliate a manager or co-manager of offering?
Arranger
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/11/2003
06/05/2003
06/02/2003
Total dollar amount of offering sold to QIBs
 $                                                       1,250,000,000
 $
75,000,000
 $
250,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
375,000,000
 $
-
Total
 $                                                       1,250,000,000
 $
75,000,000
 $
250,000,000
Public offering price
 $
99.00
 $
99.75
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.00%
0.00%
0.00%
















Rating
B-/Ba3
NR/NR
BB/Ba2
Current yield
5.95%
4.45%
2.82%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $              1,000,000.00
 $                 990,000.00
0.08%
2.68%
0.92%
06/30/2003
Total

 $              1,000,000.00
 $                 990,000.00
0.08%




35
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
RELIANT RESOURCES INC.
SOUTHERN NATURAL GAS
FERRELLGAS PARTNERS LP
Underwriters
BofA, Godlman, DBSI, Barclays
CSFB, Salomon, ABN, BofA, BNP Paribas, JPM
CSFB, BofA, Banc One, BNP Paribas, Wheat First
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
RRI 9.5%, 7/15/2013
EP 8.875%, 3/15/2010
FGP 8.75%, 6/15/2012
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/26/2003
02/28/2003
09/10/2002
Total dollar amount of offering sold to QIBs
 $
550,000,000
 $
400,000,000
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
218,000,000
Total
 $
550,000,000
 $
400,000,000
 $
218,000,000
Public offering price
 $
100.00
 $
98.72
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
2.50%
2.50%
















Rating
B1/B
B1/B+
B2/B
Current yield
9.50%
8.99%
8.75%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 635,000.00
 $                 635,000.00
0.12%
1.36%
0.00%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
1.36%
0.08%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    70,000.00
 $                    70,000.00
0.01%
1.36%
0.10%
06/30/2003
Total

 $                 755,000.00
 $                 755,000.00
0.14%




36
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
RELIANT RESOURCES INC.
SOUTHERN NATURAL GAS
CITGO PETROLEUM CORP.
Underwriters
BofA, Goldman, DBSI, Barclays
CSFB, Salomon, ABN, BofA, BNP Paribas, JPM
CSFB, JPM, BNP Paribas, BNY, Mizuho Securities, SG Cowen,
SunTrust
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
RRI 9.25%, 7/15/2010
EP 8.875%, 3/15/2010
CITPET 11.375%, 2/1/2011
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/26/2003
02/28/2003
02/20/2003
Total dollar amount of offering sold to QIBs
 $
550,000,000
 $
400,000,000
 $
550,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
550,000,000
 $
400,000,000
 $
550,000,000
Public offering price
 $
100.00
 $
98.72
 $
99.38
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
2.50%
2.13%
















Rating
B1/B
B1/B+
Ba3/BB-
Current yield
9.25%
8.99%
11.45%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                    50,000.00
 $                    50,000.00
0.01%
1.17%
0.14%
06/30/2003
Chicago Funds







SVS II High Income Fund
Chicago
 $                 895,000.00
 $                 895,000.00
0.16%
1.17%
0.00%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
1.17%
0.08%
06/30/2003
SVS II Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
1.17%
-0.51%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    95,000.00
 $                    95,000.00
0.02%
1.17%
0.10%
06/30/2003
Total

 $              1,140,000.00
 $              1,140,000.00
0.21%




37
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
REPUBLIC OF TURKEY
REPUBLIC OF PHILIPPINES
FEDERAL REPUBLIC OF BRAZIL
Underwriters
JP Morgan, Morgan Stanley, DBSI
CSFB, JP Morgan, Morgan Stanley, HSBC, DBSI
Merrill, UBS Warburg
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
TURKEY 11%, 1/14/2013
PHILIP 9%, 2/15/2013
BRAZIL 10%, 1/16/2007
Is the affiliate a manager or co-manager of offering?
Co-manager
Co-manager
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/12/2003 (Original offering was 1/9/2003.  Purchase
was part of an add-on offering.)
11/18/2002
04/29/2003
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
750,000,000
 $                                                       1,000,000,000
 $                                                       1,000,000,000
Total
 $
750,000,000
 $                                                       1,000,000,000
 $                                                       1,000,000,000
Public offering price
 $
98.52
 $
99.21
 $
97.94
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.40%
0.22%
0.30%
















Rating
B1/B-
Ba1/BB
B2/B+
Current yield
11.17%
9.07%
10.21%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 455,000.00
 $                 448,275.00
0.06%
2.63%
2.66%
06/30/2003
Total

 $                 455,000.00
 $                 448,275.00
0.06%




38
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
SINCLAIR BROADCAST GROUP
LAMAR MEDIA CORP.
SINCLAIR BROADCASTING GROUP
Underwriters
JP Morgan, DBSI, Wachovia, Bear Stearns, UBS Warburg
JP Morgan
DBSI, JP Morgan, Wachovia, UBS Warburg, BNP Paribas, Lehman
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
SBGI 8%, 3/15/2012
LAMR 7.25%, 1/1/2013
SBGI 8%, 3/15/2012
Is the affiliate a manager or co-manager of offering?
Co-lead
N/A
Joint lead
Name of underwriter or dealer from which purchased
JPM Chase
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/14/2003
12/17/2002
10/25/2002
Total dollar amount of offering sold to QIBs
 $
100,000,000
 $
260,000,000
 $
250,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
100,000,000
 $
260,000,000
 $
250,000,000
Public offering price
 $
105.34
 $
100.00
 $
100.50
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
1.00%
1.75%
1.00%
















Rating
B2/B
Ba3/B
B2/B
Current yield
7.59%
7.25%
7.96%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 965,000.00
 $              1,016,491.00
0.97%
1.38%
2.66%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    52,668.00
0.05%
1.38%
0.67%
06/30/2003
SVS II Total Return Fund
Chicago
 $                    50,000.00
 $                    52,668.00
0.05%
1.38%
1.86%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                 105,000.00
 $                 110,603.00
0.11%
1.38%
1.04%
06/30/2003
Total

 $              1,170,000.00
 $              1,232,430.00
1.17%




39
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
SLM CORP.
WELLS FARGO & CO.
GOLDMAN SACHS GROUP INC.
Underwriters
JP Morgan, Morgan Stanley, DBSI
Bear Stearns, CSFB, Banc One, Goldman, Morgan Stanley, Wells Fargo Goldman, DBSI, Bk of Toyko, BNP Paribas, JP Morgan, ING, Edward
Jones
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
SLMA 5%, 4/15/2015
WFC 5%,1/15/2014
GS 5.5%, 11/15/2014
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
Co-manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
04/07/2003
11/06/2002
11/07/2002
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
400,000,000
 $
850,000,000
 $                                                       1,000,000,000
Total
 $
400,000,000
 $
850,000,000
 $                                                       1,000,000,000
Public offering price
 $
99.35
 $
99.05
 $
99.88
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.48%
0.48%
0.48%
















Rating
A2/A
A
Aa3/A+
Current yield
5.03%
5.05%
5.51%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Balanced Fund
Boston
 $              1,840,000.00
 $              1,828,040.00
0.46%
2.15%
2.51%
05/01/2003
SVS I Balanced Fund
Boston
 $                 375,000.00
 $                 372,563.00
0.09%
2.15%
2.64%
05/01/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $              2,480,000.00
 $              2,463,880.00
0.62%
0.48%
0.34%
04/15/2003
Total

 $              4,695,000.00
 $              4,664,483.00
1.17%




40
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
TOWN SPORTS INTERNATIONAL
D&B ACQUISITION SUB INC.
WYNN LAS VEGAS LLC/COPR.
Underwriters
DBSI, BNP
DBSI, UBS Warburg
BofA, DBSI, Dresdner, Fleet, Jefferies, Scotia, SG Cowen
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
TOWNS 9.625%, 4/15/2011
DAB 12.25%, 7/15/2009
WYNN 12%, 11/1/2010
Is the affiliate a manager or co-manager of offering?
Lead manager
Joint lead
Joint lead
Name of underwriter or dealer from which purchased
BNP
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
04/10/2003
06/28/2003
10/25/2002
Total dollar amount of offering sold to QIBs
 $
255,000,000
 $
155,000,000
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
370,000,000
Total
 $
255,000,000
 $
155,000,000
 $
370,000,000
Public offering price
 $
100.00
 $
96.62
 $
92.79
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.50%
3.00%
2.74%
















Rating
B2/B-
B2/B
B3/CCC+
Current yield
9.63%
12.68%
12.93%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Portfolio
Chicago
 $                 350,000.00
 $                 350,000.00
0.14%
6.17%
7.08%
06/30/2003
Total

 $                 350,000.00
 $                 350,000.00
0.14%




41
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
UNITED OVERSEAS BANK LTD
NORDIC INVESTMENT BANK
BEAR STEARNS CO INC.
Underwriters
DBSI, Merrill
BNP, HSBC, Morgan Stanley
Bear Stearns, BofA, Banc One, BNY, JPM, Salomon
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
UOBSP 4.5%, 7/2/2013
NIB 3.125%, 4/24/2008
BSC 3%, 3/30/2006
Is the affiliate a manager or co-manager of offering?
Lead manager
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
06/23/2003
04/15/2003
02/11/2003
Total dollar amount of offering sold to QIBs
 $                                                       1,000,000,000
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $                                                       1,000,000,000
 $
650,000,000
Total
 $                                                       1,000,000,000
 $                                                       1,000,000,000
 $
650,000,000
Public offering price
 $
99.96
 $
99.96
 $
99.95
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.25%
0.10%
0.25%
















Rating
Aa3/A-
Aaa/AAA
A2/*+/A
Current yield
4.50%
3.13%
3.00%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Balanced Fund
Boston
 $              1,885,000.00
 $              1,884,246.00
0.19%
-0.54%
-0.57%
06/30/2003
Total

 $              1,885,000.00
 $              1,884,246.00
0.19%




42
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
UNUMPROVIDENT CORP.
EMPIRE DISTRICT ELECTRIC CO.
ANHEUSER-BUSCH COS INC.
Underwriters
Goldman, BofA, DBSI, Merrill, Morgan Stanley, SunTrust
BofA, Edward Jones, Stifel Nicolaus
BofA, Banc One, Citigroup, Edward Jones, JP Morgan, SunTrust, UBS
Warburg
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
UNM 8.25%, 5/15/2006
EDE 7.05%, 12/15/2022
BUD 5.35%, 5/15/2023
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/01/2003
12/18/2002
05/01/2003
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 -
Total dollar amount of any concurrent public offering
 $
20,000,000
 $
50,000,000
 $
180,000,000
Total
 $
20,000,000
 $
50,000,000
 $
180,000,000
Public offering price
 $
25.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
3.00%
2.90%
2.90%
















Rating
Baa3/BBB0
Baa2/BBB-
A1/A+
Current yield
33.00%
7.05%
5.35%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                         135.00
 $                           34.00
0.001%
6.80%
1.16%
05/14/2003
Chicago Funds







SVS II High Income Fund
Chicago
 $                      5,260.00
 $                      1,315.00
0.03%
6.80%
0.54%
05/14/2003
SVS II Fixed Income Portfolio
Chicago
 $                         230.00
 $                           58.00
0.001%
6.80%
1.18%
05/14/2003
Total

 $                      5,625.00
 $                      1,407.00
0.03%




43
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
VERTIS INC.
DEX MEDIA EAST LLC
HOUGHTON MIFFLIN CO.
Underwriters
DBSI, JP Morgan
BofA, DBSI, JP Morgan, Lehman, Wachovia, Bear Stearns, Scotia
CIBC, DBSI, Golman, Banc One, Fleet
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
BGF 9.75%, 4/1/2009
DXME 9.875%, 11/15/2009
HTN 8.25%, 2/1/2011
Is the affiliate a manager or co-manager of offering?
Joint lead
Joint lead
Joint lead
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/22/2003
10/30/2002
01/24/2003
Total dollar amount of offering sold to QIBs
 $
350,000,000
 $
450,000,000
 $
600,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
350,000,000
 $
450,000,000
 $
600,000,000
Public offering price
 $
97.35
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.50%
2.50%
2.50%
















Rating
B2/B-
B2/B
B2/B
Current yield
10.02%
9.88%
8.25%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                    50,000.00
 $                    48,674.00
0.01%
3.75%
N/A**
05/22/2003
Total

 $                    50,000.00
 $                    48,674.00
0.01%




44
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
WMC FINANCE USA
COMCAST CORPORATION
COMCAST CORPORATION
Underwriters
Citigroup, JP Morgan, BofA, DBSI, UBS Warburg
JP Morgan, Merrill, Morgan Stanley, ABN, BofA, Banc One, Bk of NY, Barclays, BNP Paribas, DBSI, Dresdner, Fleet, Goldman, RBC, Salomon, Scotia
JP Morgan, Merrill, Morgan Stanley, ABN, BofA, Banc One, Bk of NY, Barclays, BNP Paribas, DBSI, Dresdner, Fleet, Goldman, RBC, Salomon, Scotia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
WMRAU 6.25%, 5/15/2033
CMCSA 5.5%, 3/15/2011
CMCSA 7.05%, 3/15/2033
Is the affiliate a manager or co-manager of offering?
Co-manager
Co-manager
Co-manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/05/2003
03/12/2003
03/12/2003
Total dollar amount of offering sold to QIBs
 $
200,000,000
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
750,000,000
 $
750,000,000
Total
 $
200,000,000
 $
750,000,000
 $
750,000,000
Public offering price
 $
99.81
 $
99.55
 $
99.52
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
0.88%
0.64%
0.88%
















Rating
 Baa2/BBB
Baa3/BBB
Baa3/BBB
Current yield
6.26%
5.52%
7.08%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II Total Return Portfolio
Chicago
 $              2,075,000.00
 $              2,071,058.00
1.04%
5.81%
3.36%
06/30/2003
Total

 $              2,075,000.00
 $              2,071,058.00
1.04%




45
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
OWENS-BROCKWAY GLASS
GREIF BROS. CORP.
BALL CORP.
Underwriters
DBSI, Banc One, Citigroup, BofA, BNP Paribas, Credit Lyonnais,
Fleet, Goldman, Scotia
DBSI, Salomon, Huntington Corp., ING, Keybank, Merrill, National
City, Suntrust, US Bancorp
BofA, DBSI, Lehman, BancOne, BNP Paribas, Desdner, Cobank,
McDonald Investments, Suntrust, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
OI 8.25%, 5/15/2013
GBCOA 8.875%, 8/1/2012
BLL 6.875%, 12/15/2012
Is the affiliate a manager or co-manager of offering?
Lead manager
Joint lead
Joint lead
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
04/29/2003
07/25/2002
12/05/2002
Total dollar amount of offering sold to QIBs
 $
450,000,000
 $
250,000,000
 $
300,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
450,000,000
 $
250,000,000
 $
300,000,000
Public offering price
 $
100.00
 $
99.19
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.00%
2.08%
1.50%
















Rating
B2/B+
B2/B+
Ba3/BB
Current yield
8.25%
8.95%
6.88%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $                 860,000.00
 $                 860,000.00
0.19%
5.92%
3.85%
06/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
5.92%
2.28%
06/30/2003
SVS II Total Return Fund
Chicago
 $                    50,000.00
 $                    50,000.00
0.01%
5.92%
3.85%
06/30/2003
Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery Street
 $                    95,000.00
 $                    95,000.00
0.02%
5.92%
2.87%
06/30/2003
Total

 $              1,055,000.00
 $              1,055,000.00
0.23%




46
Security Information








Security Purchased
Comparison Security
Comparison Security















Issuer
PLIANT CORP.
GREIF BROS CORP.
MDP ACQUISITIONS PLC
Underwriters
JP Morgan, DBSI, CSFB
DBSI, Salomon, Huntington Corp. ING, Keybank, Merrill, National
City, SunTrust, US Bancorp
DBSI, Lehman, Merrill, ABN, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
























Security
PLIANT 11.125%, 9/1/2009
GBCOA 8.875%, 8/1/2012
MDPAC 9.625%, 10/1/2012
Is the affiliate a manager or co-manager of offering?
Co-manager
Joint lead
Joint lead / Manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
05/22/2003
07/25/2002
09/23/2002
Total dollar amount of offering sold to QIBs
 $
250,000,000
 $
250,000,000
 $
545,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
250,000,000
 $
250,000,000
 $
545,000,000
Public offering price
 $
100.00
 $
99.19
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A








Underwriting spread or commission
2.50%
2.08%
2.75%
















Rating
B3/B-
B2/B+
B2/B
Current yield
11.13%
8.95%
9.63%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering Purchased
by the Fund
Security Performance
Fund Performance
Sell Date*
Chicago Funds







SVS II High Income Fund
Chicago
 $              1,110,000.00
 $              1,110,000.00
0.44%
7.46%
3.07%
06/30/2003
Total

 $              1,110,000.00
 $              1,110,000.00
0.44%




47
Name of Fund
SVS II Total Return





Security Purchased

Comparison Security

Comparison Security
Cusip
369604ay9

060505ax2

459745fc4






Issuer
GENERAL ELECTRIC COMPANY

BANK OF AMERICA CORP

INTL LEASE FINANCE CORP
Underwriters
Lehman,Morgan Stanley,Salomon,Bofa,Banc One,Barclays,Blaylock
Partners,BNP,CSFB,DBSI,Dresdner,Goldman,Guzman,HSBC,JPMorgan,Loop
Capital,Merrill,Ormes Capital,UBS

Bofa,Banc One,Barclays,Bear
Stearns,BNP,BNY
Capital,Goldman,Lehman,Loop
Capital,Mcdonald
Investments,Merrill,Samuel A. Ramirez

Salomon,Morgan Stanley,Bk of NY
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
GE 5%,2/1/2013

BAC 4.875%,1/15/2013

AIG 4.375%,12/15/2005
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Morgan Stanley

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/23/2003

1/16/2003

12/16/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                       5,000,000,000

 $                       1,000,000,000

 $                          160,000,000
Total
 $                       5,000,000,000

 $                       1,000,000,000

 $                          160,000,000






Public offering price
                                        99.63

                                        99.44

                                        99.89
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.1875

0.45

0.35












Rating
Aaa/AAA

Aa2/A+

A1/AA-
Current yield
5.02%

4.90%

4.38%






Total par value purchased
                                    735,000

 n/a

n/a
$ amount of purchase
                                    732,251

 n/a

n/a






% of offering purchased
by fund
0.01%

 n/a

n/a
% of offering purchased
by associated funds
0.24%

 n/a

n/a
Total
0.25%

 n/a

n/a

48
Name of Fund
SVS II Total Return





Security Purchased

Comparison Security

Comparison Security
Cusip
373298bw7

961418ac4

31529maa6






Issuer
GEORGIA-PACIFIC CORP

WESTPORT RESOURCES
CORP

FERRELLGAS PARTNERS LP
Underwriters
Bofa,Goldman,Banc One,Bank of Tokyo-
Mitsubishi,DBSI,JPMorgan,Merrill,Morgan
Stanley,Salomon,Sumitomo,Suntrust,TD
Securities,UBS

CSFB,JPMorgan,Lehman,Wachovia,Fleet

CSFB,Bofa,Banc One,BNP,Wheat
First,US Bank
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
GP 8.875%,2/1/2010

WRC 8.25%,11/1/2011

FGP 8.75%,6/15/2012
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Goldman

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/23/2003

12/11/2002

9/10/2002






Total dollar amount of
offering sold to QIBs
 $                          700,000,000

 $                          300,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                          218,000,000
Total
 $                          700,000,000

 $                          300,000,000

 $                          218,000,000






Public offering price
                                        99.36

                                      103.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.125

2.25

2.5












Rating
Ba2/BB+

Ba3/B+

B2/B
Current yield
8.93%

8.01%

8.75%






Total par value purchased
                                      50,000

 n/a

n/a
$ amount of purchase
                                      49,680

 n/a

n/a






% of offering purchased
by fund
0.01%

 n/a

n/a
% of offering purchased
by associated funds
2.08%

 n/a

n/a
Total
2.09%

 n/a

n/a

49
Name of Fund
SVS II Investment Grade Bond Portfolio



Security Purchased

Comparison Security

Comparison Security
Cusip
373298by3

961418ac4

31529maa6






Issuer
GEORGIA-PACIFIC CORP

WESTPORT RESOURCES
CORP

FERRELLGAS PARTNERS LP
Underwriters
Bofa,Goldman,Banc One,Bank of Tokyo-
Mitsubishi,DBSI,JPMorgan,Merrill,Morgan
Stanley,Salomon,Sumitomo,Suntrust,TD
Securities,UBS

CSFB,JPMorgan,Lehman,Wachovia,Fleet

CSFB,Bofa,Banc One,BNP,Wheat
First,US Bank
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
GP 9.375%,2/1/2013

WRC 8.25%,11/1/2011

FGP 8.75%,6/15/2012
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Goldman

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/23/2003

12/11/2002

9/10/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                          300,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                          800,000,000

 $                                          -

 $                          218,000,000
Total
 $                          800,000,000

 $                          300,000,000

 $                          218,000,000






Public offering price
                                      100.00

                                      103.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.125

2.25

2.5












Rating
Ba2/BB+

Ba3/B+

B2/B
Current yield
9.38%

8.01%

8.75%






Total par value purchased
                                      70,000

 n/a

n/a
$ amount of purchase
                                      70,000

 n/a

n/a






% of offering purchased
by fund
0.01%

 n/a

n/a
% of offering purchased
by associated funds
1.23%

 n/a

n/a
Total
1.24%

 n/a

n/a

50
Name of Fund
Montgomery Street Income Securities



Security Purchased

Comparison Security

Comparison Security
Cusip
441560af6

02744raj6

436141aj4






Issuer
HOUGHTON MIFFLIN CO

AMERICAN MEDIA INC

HOLLYWOOD
ENTERTAINMENT
Underwriters
CIBC,DBSI,Goldman,Banc One,Fleet

JPMorgan,Bear Stearns

UBS,Bear Stearns
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
HTN 8.25%,2/1/2011

ENQ 8.875%,1/15/2011

HLYW 9.625%,3/15/2011
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

n/a

n/a
Name of underwriter or
dealer from which
purchased
Goldman

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/24/2003

1/16/2003

12/13/2002






Total dollar amount of
offering sold to QIBs
 $                          600,000,000

 $                          150,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                          225,000,000
Total
 $                          600,000,000

 $                          150,000,000

 $                          225,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.5

2.75

2.875












Rating
B2/B

B2/B-

B3 /*+/B-
Current yield
8.25%

8.88%

9.63%






Total par value purchased
                                      50,000

 n/a

n/a
$ amount of purchase
                                      50,000

 n/a

n/a






% of offering purchased
by fund
0.01%

 n/a

n/a
% of offering purchased
by associated funds
0.83%

 n/a

n/a
Total
0.84%

 n/a

n/a

51
Name of Fund
SVS II High Yield Portfolio





Security Purchased

Comparison Security

Comparison Security
Cusip
441560ag4

02744raj6

436141aj4






Issuer
HOUGHTON MIFFLIN CO

AMERICAN MEDIA INC

HOLLYWOOD
ENTERTAINMENT
Underwriters
CIBC,DBSI,Goldman,Banc One,Fleet

JPMorgan,Bear Stearns

UBS,Bear Stearns
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
HTN 9.875%,2/1/2013

ENQ 8.875%,1/15/2011

HLYW 9.625%,3/15/2011
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

n/a

n/a
Name of underwriter or
dealer from which
purchased
Goldman

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/24/2003

1/16/2003

12/13/2002






Total dollar amount of
offering sold to QIBs
 $                          400,000,000

 $                          150,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                          225,000,000
Total
 $                          400,000,000

 $                          150,000,000

 $                          225,000,000






Public offering price
                                        99.22

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.75

2.75

2.875












Rating
B3/B

B2/B-

B3 /*+/B-
Current yield
9.95%

8.88%

9.63%






Total par value purchased
                                    425,000

 n/a

n/a
$ amount of purchase
                                    421,685

 n/a

n/a






% of offering purchased
by fund
0.11%

 n/a

n/a
% of offering purchased
by associated funds
1.12%

 n/a

n/a
Total
1.23%

 n/a

n/a

52
Name of Fund
SVS I Bond Portfolio





Security Purchased

Comparison Security

Comparison Security
Cusip
20030naa9

25468pcb0

828807an7






Issuer
COMCAST CORP

WALT DISNEY COMPANY

SIMON PROPERTY GROUP LP
Underwriters
JP Morgan,Merrill,Morgan
Stanley,Bofa,Salomon,ABN,Banc
One,Barclays,BNP,BNY Capital
Mkrts,DBSI,Desdner,Fleet,Goldman,RBC,Scotia

Goldman, Salomon,Lehman,Wells Fargo

Bofa, Merrill, DBSI
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
CMCSA 5.85%,1/15/2010

DIS 5.875%,12/15/2017

SPG 6.35%,8/28/2012
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

Co-Manager
Name of underwriter or
dealer from which
purchased
Morgan Stanley

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/7/2003

12/16/2002

8/15/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                          350,000,000
Total dollar amount of
any concurrent public
offering
 $                          600,000,000

 $                          300,000,000

 $                                          -
Total
 $                          600,000,000

 $                          300,000,000

 $                          350,000,000






Public offering price
                                        99.86

                                        99.12

                                        99.85
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.625

0.625

0.65%












Rating
Baa3/BBB

Baa1/BBB+

Baa1/BBB
Current yield
5.86%

5.93%

6.36%






Total par value purchased
                                    385,000

 n/a

 n/a
$ amount of purchase
                                    384,469

 n/a

 n/a






% of offering purchased
by fund
0.06%

 n/a

n/a
% of offering purchased
by associated funds
0.88%

 n/a

n/a
Total
0.94%

 n/a

n/a

53
Name of Fund
SVS II High Yield Portfolio





Security Purchased

Comparison Security

Comparison Security
Cusip
91086qak4

36962gzy3

949746cr0






Issuer
UNITED MEXICAN STATES

GENERAL ELEC CAP CORP

WELLS FARGO & COMPANY
Underwriters
JP Morgan,UBS,Bear
Stearns,DBSI,Lehman

DBSI,Credit Suisse,UBS Warburg

Bear Stearns,CSFB,Banc
One,Goldman,Morgan Stanley,Wells
Fargo,DBSI
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
MEX 6.375%,1/16/2013

GE 5.45%,1/15/2013

WFC 5%,11/15/2014
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

Jt Lead

Co-Manager
Name of underwriter or
dealer from which
purchased
Warburg

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/9/2003

12/3/2002

10/30/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                       2,000,000,000

 $                       2,000,000,000

 $                          850,000,000
Total
 $                       2,000,000,000

 $                       2,000,000,000

 $                          850,000,000






Public offering price
                                        98.09

                                        99.69

                                        99.05
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.4

0.425

0.475%












Rating
Baa2/BBB-

Aaa/AAA

Aa3/A
Current yield
6.50%

5.47%

5.05%






Total par value purchased
                                    240,000

n/a

n/a
$ amount of purchase
                                    235,423

n/a

n/a






% of offering purchased
by fund
0.01%

n/a

n/a
% of offering purchased
by associated funds
0.37%

n/a

n/a
Total
0.38%

n/a

n/a

54
Name of Fund
SVS II Total Return





Security Purchased

Comparison Security

Comparison Security
Cusip
91086qak4

36962gzy3

949746cr0






Issuer
UNITED MEXICAN STATES

GENERAL ELEC CAP CORP

WELLS FARGO & COMPANY
Underwriters
JP Morgan,UBS Warburg,Bear
Stearns,DBSI,Lehman

DBSI,Credit Suisse,UBS Warburg

Bear Stearns,CSFB,Banc
One,Goldman,Morgan Stanley,Wells
Fargo,DBSI
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
MEX 6.375%,1/16/2013

GE 5.45%,1/15/2013

WFC 5%,11/15/2014
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

Jt Lead

Co-Manager
Name of underwriter or
dealer from which
purchased
Warburg

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/9/2003

12/3/2002

10/30/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                       2,000,000,000

 $                       2,000,000,000

 $                          850,000,000
Total
 $                       2,000,000,000

 $                       2,000,000,000

 $                          850,000,000






Public offering price
                                        98.09

                                        99.69

                                        99.05
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.4

0.425

0.475%












Rating
Baa2/BBB-

Aaa/AAA

Aa3/A
Current yield
6.50%

5.47%

5.05%






Total par value purchased
                                 1,220,000

n/a

n/a
$ amount of purchase
                                 1,196,735

n/a

n/a






% of offering purchased
by fund
0.06%

n/a

n/a
% of offering purchased
by associated funds
0.32%

n/a

n/a
Total
0.38%

n/a

n/a

55
Name of Fund
SVS II Total Return Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
816851af6

45138lal7

010392dz8






Issuer
SEMPRA ENERGY

IDAHO POWER CORP

ALABAMA POWER CO
Underwriters
JPMorgan,Salomon,Banc
One,DBSI,Scotia,SG Cowen

Banc One,US Bancorp,Bofa,McDonald &
Co,Wachovia

Goldman,Lehman,BNY Capital,
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
SRE 6%,2/1/2013

IDA 6%,11/15/2032

SO 5.5%,10/15/2017
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/28/2003

11/12/2002

10/16/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                          400,000,000

 $                          100,000,000

 $                          325,000,000
Total
 $                          400,000,000

 $                          100,000,000

 $                          325,000,000






Public offering price
                                        99.66

                                        99.46

                                        99.86
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.65

0.75

0.75












Rating
Baa1/A-

A2/A-

A2/A
Current yield
6.02%

6.03%

5.51%






Total par value purchased
                                 1,090,000

 n/a

n/a
$ amount of purchase
                                 1,086,272

 n/a

n/a






% of offering purchased
by fund
0.27%

 n/a

n/a
% of offering purchased
by associated funds
2.39%

 n/a

n/a
Total
2.66%

 n/a

n/a

56
Name of Fund
SVS II High Yield Portfolio





Security Purchased

Comparison Security

Comparison Security
Cusip
878483ae6

983130aa3

22025YAA






Issuer
TECH OLYMPIC USA, INC

WYNN LAS VEGAS LLC/CORP

CORRECTIONS CORP OF
AMER
Underwriters
Salomon,Credit Lyonnais,DBSI,Fleet

Bofa,Bear,DBSI,Dresdner,Fleet,Jefferies,Scotia,SG
Cowen

DBAB, Lehman, BB&T, First Analysis,
Jeffries, MacDonald, Morgan Louis
Githens, SG Cowen, South Trust
Securities, UBS
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
TOUS 9%,7/1/2010

WYNN 12%,11/1/2010

CXW 9.875%,5/1/2009
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

Jt-Lead

Co-man
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/29/2003

10/25/2002

4/24/2002






Total dollar amount of
offering sold to QIBs
 $                          100,000,000

 $                                          -

 $                          250,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                          370,000,000

 $                                          -
Total
 $                          100,000,000

 $                          370,000,000

 $                          250,000,000






Public offering price
                                        94.84

                                        92.79

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2

2.74%

2.75%












Rating
Ba3/B+

B3/CCC+

B2/B-
Current yield
9.49%

12.93%

9.88%






Total par value purchased
                                    485,000

 na

 na
$ amount of purchase
                                    459,955

 na

 na






% of offering purchased
by fund
0.49%

na

na
% of offering purchased
by associated funds
5.42%

na

na
Total
5.91%

na

na

57
Name of Fund
SVS II Investment Grade Bond Portfolio



Security Purchased

Comparison Security

Comparison Security
Cusip
87264qag5

76168rac2

902118bd9






Issuer
TRW AUTOMOTIVE INC

REXNORD CORP

TYCO INTL GROUP SA
Underwriters
Bofa,CSFB,DBSI,JPMorgan,Lehman,Scotia,SunTrust,TD
Securities

Credit
Suisse,DBSI,Wachovia

Bofa,CSFB, Goldman, JPMorgan,
Morgan Stanley,Salomon,Bofa,ABN
CIBC,SG Cowen
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
TRWAUT 9.375%,2/15/2013

REX
10.125%,12/15/2012

TYC 2.75%,1/15/2018
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

JT-Lead

n/a
Name of underwriter or
dealer from which
purchased
JPM Chase

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/6/2003

11/19/2002

1/7/2003






Total dollar amount of
offering sold to QIBs
 $                          925,000,000

 $
225,000,000

 $                       3,000,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $
-

 $                                          -
Total
 $                          925,000,000

 $
225,000,000

 $                       3,000,000,000






Public offering price
                                      100.00


100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.5

2.75

2.5












Rating
B1/B+

B3/B-

Ba2/BBB- /*-
Current yield
9.38%

10.13%

2.75%






Total par value purchased
                                      50,000

 n/a

n/a
$ amount of purchase
                                      50,000

 n/a

n/a






% of offering purchased
by fund
0.01%

n/a

n/a
% of offering purchased
by associated funds
0.73%

n/a

n/a
Total
0.74%

n/a

n/a

58
Name of Fund
SVS II Total Return





Security Purchased

Comparison Security

Comparison Security
Cusip
228344ab3

759576ac5

858119ac4






Issuer
CROWN EURO HOLDINGS SA

REMINGTON ARMS
COMPANY

STEEL DYNAMICS INC
Underwriters
DBSI,Smith Barney

CSFB,Goldman,Wachovia

Morgan Stanley
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
CCK 10.875%,3/1/2013

RACIAQ 10.5%,2/1/2011

STLD 4%,12/15/2012
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

n/a

n/a
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/11/2003

1/17/2003

12/17/2002






Total dollar amount of
offering sold to QIBs
 $                          725,000,000

 $                          200,000,000

 $                          100,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          725,000,000

 $                          200,000,000

 $                          100,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
3

3

3












Rating
B2/B

B2/B-

B3/B
Current yield
10.88%

10.50%

4.00%






Total par value purchased
                                      50,000

 n/a

n/a
$ amount of purchase
                                      50,000

 n/a

n/a






% of offering purchased
by fund
0.01%

 n/a

n/a
% of offering purchased
by associated funds
1.36%

 n/a

n/a
Total
1.37%

 n/a

n/a

59
Name of Fund
Montgomery Street Income Securities



Security Purchased

Comparison Security

Comparison Security
Cusip
228344aa5

759576ac5

858119ac4






Issuer
CROWN EURO HOLDINGS SA

REMINGTON ARMS
COMPANY

STEEL DYNAMICS INC
Underwriters
DBSI, Salomon

CSFB,Goldman,Wachovia

Morgan Stanley
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
CCK 9.5%,3/1/2011

RACIAQ 10.5%,2/1/2011

STLD 4%,12/15/2012
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

n/a

n/a
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/11/2003

1/17/2003

12/17/2002






Total dollar amount of
offering sold to QIBs
 $                       1,085,000,000

 $                          200,000,000

 $                          100,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                       1,085,000,000

 $                          200,000,000

 $                          100,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
3

3

3












Rating
B1/B+

B2/B-

B3/B
Current yield
9.50%

10.50%

4.00%






Total par value purchased
                                      50,000

 n/a

n/a
$ amount of purchase
                                      50,000

 n/a

n/a






% of offering purchased
by fund
0.00%

 n/a

n/a
% of offering purchased
by associated funds
0.45%

 n/a

n/a
Total
0.45%

 n/a

n/a

60
Name of Fund
SVS II Total Return





Security Purchased

Comparison Security

Comparison Security
Cusip
25459haa3

252125aa7

513075ae1






Issuer
DIRECTV
HOLDINGS/FINANCE

DEX MEDIA EAST LLC/FIN

LAMAR MEDIA CORP
Underwriters
Bofa,CSFb,DBSI,Goldman,Salomon

Bofa,DBSI,JPM,Lehman,Wachovia,Bear
Stearns,Scotia

JPMorgan
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
DTV 8.375%,3/15/2013

DXME 9.875%,11/15/2009

LAMR 7.25%,1/1/2013
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

Jt Lead

n/a
Name of underwriter or
dealer from which
purchased
CSFB

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/25/2003

10/30/2002

12/17/2002






Total dollar amount of
offering sold to QIBs
 $                       1,400,000,000

 $                          450,000,000

 $                          260,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                       1,400,000,000

 $                          450,000,000

 $                          260,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
1.75

2.50%

1.75












Rating
B1/B

B2/B

Ba3/B
Current yield
8.38%

9.88%

7.25%






Total par value purchased
                                      50,000

n/a

n/a
$ amount of purchase
                                      50,000

n/a

n/a






% of offering purchased
by fund
0.00%

n/a

n/a
% of offering purchased
by associated funds
0.69%

n/a

n/a
Total
0.69%

n/a

n/a

61
Name of Fund
SVS II Total Return Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
368287aa6

961418ac4

17302xac0






Issuer
GAZPROM OAO

WESTPORT RESOURCES
CORP

Citgo Petroleum Corp
Underwriters
Dresdner,Morgan
Stanley,ABN,CSFB,DBSI,Evrofinans,Menatep,Renaissance
Capital,Schroder Salomon

CSFB,JPMorgan,Lehman,Wachovia,Fleet

CSFB,JPMorgan,BNP,BNY
Capital,Mizuho,SG Cowen,SunTrust
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
GAZPRU 9.625%,3/1/2013

WRC 8.25%,11/1/2011

CitPet 11.375% 2/1/2011
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Morgan Stanley

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/21/2003

12/11/2002

02/20/2003






Total dollar amount of
offering sold to QIBs
 $                       1,750,000,000

 $                          300,000,000

 $                          550,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                       1,750,000,000

 $                          300,000,000

 $                          550,000,000






Public offering price
                                      100.00

                                      103.00

                                        99.38
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
1.125

2.25

2.125












Rating
NA/B+

Ba3/B+

Ba3/B+
Current yield
9.63%

8.01%

11.42%






Total par value purchased
                                      80,000

 n/a

n/a
$ amount of purchase
                                      80,000

 n/a

n/a






% of offering purchased
by fund
0.00%

 n/a

n/a
% of offering purchased
by associated funds
0.00%

 n/a

n/a
Total
1.38%

 n/a

n/a

62
Name of Fund
Montgomery Income Street Securities



Security Purchased

Comparison Security

Comparison Security
Cusip
59001aac6

878483ae6

462846ab2






Issuer
MERITAGE CORPORATION

TECH OLYMPIC USA, INC

IRON MOUNTAIN INC
Underwriters
DBSI,Banc One,Fleet,UBS

Salomon,Credit Lyonnais,DBSI,Fleet

Bear Stearns
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
MTH 9.75%,6/1/2011

TOUS 9%,7/1/2010

IRM 7.75%,1/15/2015
Is the affiliate a manager
or co-manager of
offering?
Lead Manager

Co-Manager

n/a
Name of underwriter or
dealer from which
purchased
Warburg

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/13/2003

1/29/2003

12/16/2002






Total dollar amount of
offering sold to QIBs
 $                            50,000,000

 $                          100,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                          100,000,000
Total
 $                            50,000,000

 $                          100,000,000

 $                          100,000,000






Public offering price
                                      103.25

                                        94.84

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.75

2

1












Rating
Ba3/B+

Ba3/B+

B2/B
Current yield
9.44%

9.49%

7.75%






Total par value purchased
                                      60,000

n/a

n/a
$ amount of purchase
                                      61,950

n/a

n/a






% of offering purchased
by fund
0.12%

n/a

n/a
% of offering purchased
by associated funds
11.63%

n/a

n/a
Total
11.75%

n/a

n/a

63
Name of Fund
Montgomery Street Income Securities



Security Purchased

Comparison Security

Comparison Security
Cusip
87264qaa8

76168rac2

591160AA4






Issuer
TRW AUTOMOTIVE INC

REXNORD CORP

METALDYNE CORP
Underwriters
Bofa,CSFB,DBSI,JPMorgan,Lehman,Scotia,SunTrust,TD
Securities

Credit
Suisse,DBSI,Wachovia

CSFB,DBSI,JP Morgan,Comercia
Sec.,Nat City Invest. Wachovia
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
TRWAUT 11%,2/15/2013

REX
10.125%,12/15/2012

METALD 11%,6/15/2012
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

JT-Lead

Jt. Lead
Name of underwriter or
dealer from which
purchased
JPM Chase

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/6/2003

11/19/2002

6/13/2002






Total dollar amount of
offering sold to QIBs
 $                          300,000,000

 $
225,000,000

 $                          250,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $
-

 $                                          -
Total
 $                          300,000,000

 $
225,000,000

 $                          250,000,000






Public offering price
                                      100.00


100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.75

2.75

3%












Rating
B2/B+

B3/B-

B3/B
Current yield
11.00%

10.13%

11.00%






Total par value purchased
                                      60,000

 n/a

 n/a
$ amount of purchase
                                      60,000

 n/a

 n/a






% of offering purchased
by fund
0.02%

n/a

n/a
% of offering purchased
by associated funds
1.96%

n/a

n/a
Total
1.98%

n/a

n/a

64
Name of Fund
SVS II High Yield Portfolio





Security Purchased

Comparison Security

Comparison Security
Cusip
909214bh0

01958xaw7

460690as9






Issuer
UNISYS CORP

ALLIED WASTE NORTH
AMER

INTERPUBLIC GROUP COS
Underwriters
Bofa,Salomon,Bear
Stearns,BNP,DBSI,HSBC,PNC,Royal Bk
of Canada,Wachovia

Credit Suisse, DBSI,JPMorgan,Salomon

JPMorgan,Salomon,UBS,Barclays,HSBC,ING,Morgan
Stanley,SunTrust,Bk of NY
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
UIS 6.875%,3/15/2010

AW 9.25%,9/1/2012

IPG 4.5%,3/15/2023
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

Jt-Lead

n/a
Name of underwriter or
dealer from which
purchased
Salomon

CSFB

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/12/2003

11/12/2002

3/11/2003






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                          300,000,000

 $                          800,000,000
Total dollar amount of
any concurrent public
offering
 $                          300,000,000

 $                                          -

 $                                          -
Total
 $                          300,000,000

 $                          300,000,000

 $                          800,000,000






Public offering price
                                        99.32

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
1.5

1.625%

2.75












Rating
Ba1/BB+

Ba3/BB-

Baa3/BB+
Current yield
6.92%

9.25%

4.50%






Total par value purchased
                                    935,000

n/a

n/a
$ amount of purchase
                                    928,633

n/a

n/a






% of offering purchased
by fund
0.31%

n/a

n/a
% of offering purchased
by associated funds
3.53%

n/a

n/a
Total
3.84%

n/a

n/a

65
Name of Fund
SVS II Investment Grade Bond Portfolio



Security Purchased

Comparison
Security

Comparison Security
Cusip
20030nad3

85375cal5

53117cag7






Issuer
COMCAST CORP

STANDARD
PACIFIC CORP

LIBERTY PROPERTY TRUST
Underwriters
JPM,Merrill,Morgan Stanley,ABN,Bofa,Banc One,Bk of
NY,Barclays,BNP,DBSI,Dresdner,Fleet,Goldman,RBC,Salomon,Scotia

Salomon,Banc
One,Comerica,Fleet,PNC

CSFB,UBS,Lehman,Banc
One,Goldman,JPMorgan,Salomon,
Wachovia
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
CMCSA 5.5%,3/15/2011

SPF
7.75%,3/15/2013

LRY 6.375%,8/15/2012
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
JPM Chase

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/12/2003

3/4/2003

8/19/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $
-

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                          750,000,000

 $
125,000,000

 $                          235,000,000
Total
 $                          750,000,000

 $
125,000,000

 $                          235,000,000






Public offering price
                                        99.55


99.14

                                        99.56
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.6375

1

0.65












Rating
Baa3/BBB

Ba2/BB

Baa2/BBB
Current yield
5.52%

7.82%

6.40%






Total par value purchased
                                    445,000

 n/a

n/a
$ amount of purchase
                                    443,011

 n/a

n/a






% of offering purchased
by fund
0.06%

 n/a

n/a
% of offering purchased
by associated funds
0.16%

 n/a

n/a
Total
0.22%

 n/a

n/a

66
Name of Fund
SVS II High Yield Portfolio





Security Purchased

Comparison Security

Comparison Security
Cusip
256605ak2

228344aa5

23302WAA4






Issuer
DOLE FOODS CO

CROWN EURO HOLDINGS SA

D&B ACQUISITION SUB INC
Underwriters
Bofa,DBSI,CoBank,Fleet,Harris
Bk,Scotia,SG Cowen

DBSI, Salomon

DBSI, UBS
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
DOL 8.875%,3/15/2011

CCK 9.5%,3/1/2011

DAB 12.25%,7/15/2009
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

Joint Lead

Jt. Lead
Name of underwriter or
dealer from which
purchased
Bofa

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/17/2003

2/11/2003

6/28/2002






Total dollar amount of
offering sold to QIBs
 $                          475,000,000

 $                       1,085,000,000

 $                          155,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          475,000,000

 $                       1,085,000,000

 $                          155,000,000






Public offering price
                                      100.00

                                      100.00

                                        96.62
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
3

3

3.00%












Rating
B2/B+

B1/B+

B2/B
Current yield
8.88%

9.50%

12.68%






Total par value purchased
                                    125,000

n/a

n/a
$ amount of purchase
                                    125,000

n/a

n/a






% of offering purchased
by fund
0.03%

n/a

n/a
% of offering purchased
by associated funds
0.27%

n/a

n/a
Total
0.30%

n/a

n/a

67
Name of Fund
SVS II Total Return





Security Purchased

Comparison Security

Comparison Security
Cusip
20030nac5

85375cal5

962166bt0






Issuer
COMCAST CORP

STANDARD PACIFIC CORP

WEYERHAEUSER CO
Underwriters
JPM,Merrill,Morgan Stanley,ABN,Bofa,Banc One,Bk of
NY,Barclays,BNP,DBSI,Dresdner,Fleet,Goldman,RBC,Salomon,Scotia

Salomon,Banc One,Comerica,Fleet,PNC

JPMorgan,Morgan Stanley, Bofa,
CIBC,DBSI,PNC,RBC,Salomon,Scotia,TD
Securities,Wachovia
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
CMCSA 7.05%,3/15/2033

SPF 7.75%,3/15/2013

WY 6.875%,12/15/2033
Is the affiliate a manager
or co-manager of
offering?
Co-Manager

n/a

Co-Manager
Name of underwriter or
dealer from which
purchased
Merrill

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/12/2003

3/4/2003

12/12/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                          750,000,000

 $                          125,000,000

 $                          275,000,000
Total
 $                          750,000,000

 $                          125,000,000

 $                          275,000,000






Public offering price
                                        99.52

                                        99.14

                                        99.77
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
0.875

1

0.875












Rating
Baa3/BBB

Ba2/BB

Baa2/BBB
Current yield
7.08%

7.82%

6.89%






Total par value purchased
                                    690,000

 n/a

n/a
$ amount of purchase
                                    686,674

 n/a

n/a






% of offering purchased
by fund
0.09%

 n/a

n/a
% of offering purchased
by associated funds
1.07%

 n/a

n/a
Total
1.16%

 n/a

n/a

68
Name of Fund
Montgomery Street Income Securities



Security Purchased

Comparison Security

Comparison Security
Cusip
615801aa5

252125aa7

436141aj4






Issuer
MOORE NORTH AMER
FINANCE

DEX MEDIA EAST LLC/FIN

HOLLYWOOD
ENTERTAINMENT
Underwriters
Bofa,DBSI,Salomon,Banc
One,BNP,CIBC,Credit
Lyonnais,Fleet,Scotia

Bofa,DBSI,JPM,Lehman,Wachovia,Bear
Stearns,Scotia

UBS,Lehman
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
MCL 7.875%,1/15/2011

DXME 9.875%,11/15/2009

HLYW 9.625%,3/15/2011
Is the affiliate a manager
or co-manager of
offering?
Joint lead

Jt Lead

n/a
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/11/2003

10/30/2002

12/13/2002






Total dollar amount of
offering sold to QIBs
 $                          403,000,000

 $                          450,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                          225,000,000
Total
 $                          403,000,000

 $                          450,000,000

 $                          225,000,000






Public offering price
                                        99.30

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.5

2.50%

2.875












Rating
B1/BB-

B2/B

B3 /*+/B-
Current yield
7.93%

9.88%

9.63%






Total par value purchased
                                      50,000

n/a

n/a
$ amount of purchase
                                      49,650

n/a

n/a






% of offering purchased
by fund
0.01%

n/a

n/a
% of offering purchased
by associated funds
1.18%

n/a

n/a
Total
1.19%

n/a

n/a

69
Name of Fund
SVS II High Yield Portfolio





Security Purchased

Comparison Security

Comparison Security
Cusip
89816raa5

552075aa1

460690as9






Issuer
TRUMP HOLDINGS &
FUNDING

WILLIAM LYON HOMES

INTERPUBLIC GROUP COS
Underwriters
CSFB,DBSI,UBS,Jefferies

UBS,Salomon

JPMorgan,Salomon,
UBS,Barclays,HSBC,ING,Morgan
Stanley,SunTrust,Bk of NY
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
DJT 11.625%,3/15/2010

WLS 10.75%,4/1/2013

IPG 4.5%,3/15/2023
Is the affiliate a manager
or co-manager of
offering?
Join Lead

n/a

n/a
Name of underwriter or
dealer from which
purchased
CSFB

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/13/2003

3/12/2003

3/11/2003






Total dollar amount of
offering sold to QIBs
 $                          425,000,000

 $                                          -

 $                          800,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                          250,000,000

 $                                          -
Total
 $                          425,000,000

 $                          250,000,000

 $                          800,000,000






Public offering price
                                        94.83

                                        98.49

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
2.75

2.75

2.75












Rating
B3/B-

B3/B-

Baa3/BB+
Current yield
12.26%

10.91%

4.50%






Total par value purchased
                                    340,000

 n/a

n/a
$ amount of purchase
                                    322,429

 n/a

n/a






% of offering purchased
by fund
0.08%

 n/a

n/a
% of offering purchased
by associated funds
0.84%

 n/a

n/a
Total
0.92%

 n/a

n/a

70
Name of Fund
SVS II High Yield Portfolio





Security Purchased

Comparison Security

Comparison Security
Cusip
03071daa7

305560ac8

04269qaa8






Issuer
AMERIPATH INC

FAIRPOINT
COMMUNICATIONS

ARRIS GROUP INC
Underwriters
CSFB,DBSI,Wachovia

CSFB,Salomon,Bofa,DBSI,Wachovia

CIBC
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years


















Security
PATH 10.5%,4/1/2013

MJDCOM 11.875%,3/1/2010

ARRS 4.5%,3/15/2008
Is the affiliate a manager
or co-manager of
offering?
Joint Lead

Co-Manager

n/a
Name of underwriter or
dealer from which
purchased
CSFB

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/13/2003

3/3/2003

3/12/2003






Total dollar amount of
offering sold to QIBs
 $                          275,000,000

 $                          225,000,000

 $                          105,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          275,000,000

 $                          225,000,000

 $                          105,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a






Underwriting spread or
commission
3

3.5

3.5












Rating
B3/B-

B3/B

NA/B-
Current yield
10.50%

11.88%

4.50%






Total par value purchased
                                 1,025,000

 n/a

n/a
$ amount of purchase
                                 1,025,000

 n/a

n/a






% of offering purchased
by fund
0.37%

 n/a

n/a
% of offering purchased
by associated funds
3.91%

 n/a

n/a
Total
4.28%

 n/a

n/a